UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2005

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

825 Berkshire Blvd., Suite 200 Wyomissing Professional Center Wyomissing, PA		19610
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished to disclose the Unaudited Pro Forma Combined Financial Information attached hereto as Exhibit 99.1, prepared to give effect to the proposed acquisition by Penn National Gaming, Inc. (the “Company”) of Argosy Gaming Company (“Argosy”) previously announced on November 3, 2004, including the proposed financing therefor, and certain other recently announced transactions.  The Company will provide such Unaudited Pro Forma Combined Financial Information to potential purchasers of securities that the Company proposes to issue in a private placement.

Exhibit 99.1 contains forward-looking statements made by the Company within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Some of these statements include without limitation those regarding the Company’s proposed acquisition of Argosy, the proposed financing therefor and the anticipated effects thereof, and certain other recently announced transactions.  These statements are subject to a number of risks and uncertainties that could cause the statements made to be incorrect and the actual results to differ materially. The Company describes certain of these risks and uncertainties in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K for the year ended December 31, 2003. Some of these risks include without limitation those relating to the ability of the Company to integrate and manage facilities it acquires, risks relating to the development and expansion of properties, risks of increased competition, risks relating to the economy and interest rates, risks relating to possible increases in our effective rate of taxation, risks associated with failure by the Company to obtain acquisition financing, and risks relating to the fact that both the Company and Argosy are heavily regulated by gaming authorities. In addition, consummation of the Company’s proposed acquisition of Argosy is subject to several conditions including the approval of various governmental entities, including certain gaming regulatory authorities to which the Company and Argosy are subject. Furthermore, the Company does not intend to update publicly any forward-looking statements except as required by law. The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.

Item 9.01.                   Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1                                    Unaudited Pro Forma Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/	Robert S. Ippolito
Date: March 3, 2005			Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Unaudited Pro Forma Combined Financial Information